EXHIBIT 10.41


                                  EXHIBIT VII

                           [FORM OF SWING LINE NOTE]

                          PLAYERS INTERNATIONAL, INC.

                                PROMISSORY NOTE

$5,000,000.00                                                 Las Vegas, Nevada
                                                                August 30, 1995


                 FOR VALUE RECEIVED, Players International, Inc., a Nevada corporation ("Company"), promises to pay to the order of First Interstate Bank of Nevada, N.A. ("Payee") or its registered assigns, on or before the fifth Business Day prior to the Commitment Termination Date, the lesser of (x) FIVE MILLION DOLLARS AND NO CENTS ($5,000,000.00) and (y) the unpaid principal amount of all advances made by Payee to Company as Swing Line Loans under the Credit Agreement referred to below.

                 Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of August 25, 1995 by and among Company, the financial institutions listed therein as Lenders, Payee, as Administrative Agent, Payee and Bankers Trust Company, as Managing Agents, and Payee and BT Securities Corporation, as Co-Arrangers (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

                 This Note is Company's "Swing Line Note" and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Swing Line Loans evidenced hereby were made and are to be repaid.

                 All payments of principal and interest in respect of this Swing Line Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

                 Whenever any payment on this Swing Line Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day



                                     VII-1
and such extension of time shall be included in the computation of the payment of interest on this Swing Line Note.

                 This Swing Line Note is subject to mandatory prepayment as provided in subsection 2.4B(ii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4B(i) of the Credit Agreement.

                 THE CREDIT AGREEMENT AND THIS SWING LINE NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                 Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Swing Line Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

                 The terms of this Swing Line Note are subject to amendment only in the manner provided in the Credit Agreement.

                 This Swing Line Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.16 of the Credit Agreement.

                 No reference herein to the Credit Agreement and no provision of this Swing Line Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Swing Line Note at the place, at the respective times, and in the currency herein prescribed.

                 Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Swing Line Note. Company and any endorsers of this Swing Line Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                 IN WITNESS WHEREOF, Company has caused this Swing Line Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                      PLAYERS INTERNATIONAL, INC.


                                      By: __________________________

                                      Title: ________________________


                                     VII-2

                                  TRANSACTIONS
                                       ON
                                SWING LINE NOTE

                                                                       Outstanding
                        Amount of               Amount of               Principal
                        Loan Made            Principal Paid              Balance             Notation
     Date               This Date                This Date               This Date            Made By
     ----               ---------            --------------            -----------           ---------





                                     VII-3